                                                                     May 1, 2000
                                                                      as revised
                                                                February 1, 2001
                                                                      Prospectus

                                   [PICTURE]

ProFunds Mutual Funds

Bull ProFund
UltraBull ProFund
UltraMid-Cap ProFund
UltraSmall-Cap ProFund
UltraOTC ProFund
UltraEurope ProFund
UltraJapan ProFund
Bear ProFund
UltraBear ProFund
UltraShort OTC ProFund
Money Market ProFund                                      [LOGO OF PROFUNDS(SM)]


Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               Table of Contents

          1       Benchmark ProFunds

         19       Benchmark ProFunds Strategy

         23       Money Market ProFund

         31       Share Prices, Classes & Tax Information

         39       Shareholder Services Guide

         51       ProFunds Management

         55       Financial Highlights



[LOGO OF
  PROFUNDS(SM)]   ProFund Advisors LLC
                  Bankers Trust Company
                  Investment Advisors

                                                                       Benchmark
                                                                        ProFunds

         Overview

               The Benchmark ProFunds each seek to achieve a daily return equal to the performance of a particular stock market benchmark.*

               .    For example, the Bull ProFund seeks to match the daily
               performance of a stock market index--the S&P 500 Composite Stock Price Index(R) ("S&P 500 Index")--like a conventional index fund.

               .    Unlike conventional index funds, certain ProFunds seek to
               double the daily return of a specified stock market index.

               .    Other ProFunds seek to produce a daily return of the inverse
               (opposite) or double the inverse (opposite) of a particular stock market index. The value of these ProFunds should go up when the index underlying their benchmark goes down, and their value should go down when the index goes up.

            * A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies. For example, UltraBull ProFund has a benchmark of twice the daily return of the S&P 500 Index.

                                                            Benchmark ProFunds 1

These ProFunds seek to match or double an index's daily performance:

  ProFund         Index              Daily Objective      Types of Companies in Index
  Bull            S&P 500            Match                Diverse, widely traded,
                                                          large capitalization

  UltraBull       S&P 500            Double               Diverse, widely traded,
                                                          large capitalization

  UltraMid-Cap    S&P MidCap 400     Double               Diverse, widely traded, mid-
                                                          sized capitalization companies

  UltraSmall-Cap  Russell 2000       Double               Diverse, small capitalization

  UltraOTC        NASDAQ 100         Double               Large capitalization, most
                                                          with technology and/or
                                                          growth orientation

  UltraEurope     ProFunds Europe    Double               Large capitalization, widely
                                                          traded European stocks

  UltraJapan      Nikkei 225         Double               Large capitalization, widely
                  Stock Average                           traded Japanese stocks



These ProFunds seek to match or double the inverse (opposite) of an index's daily performance:

  ProFund         Index             Daily Objective         Types of Companies in Index
  Bear            S&P 500           Inverse                 Diverse, widely traded,
                                                            large capitalization

  UltraBear       S&P 500           Double the inverse      Diverse, widely traded,
                                                            large capitalization

  UltraShort OTC  NASDAQ 100        Double the inverse      Large capitalization, most
                                                            with technology and/or
                                                            growth orientation

                    The ProFunds also offer the Money Market ProFund, which is discussed later in this prospectus.

2 Benchmark ProFunds

     Benchmark ProFunds' Objectives

          The investment objective of each of the Benchmark ProFunds is set forth below:

          . Bull ProFund--seeks daily investment results that correspond to the performance of the S&P 500 Index.

          . UltraBull ProFund--seeks daily investment results that correspond to twice (200%) the performance of the S&P 500 Index. If the UltraBull ProFund is successful in meeting its objective, it should gain approximately twice as much as the Bull ProFund when the prices of the securities in the S&P 500 Index rise on a given day and should lose approximately twice as much when such prices decline on that day.

          . UltraMid-Cap ProFund--seeks daily investment results that correspond to twice (200%) the performance of the S&P MidCap 400 Index. If the UltraMid-Cap ProFund is successful in meeting its objective, it should gain approximately twice as much as the S&P MidCap 400 Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

          . UltraSmall-Cap ProFund--seeks daily investment results that correspond to twice (200%) the performance of the Russell 2000(R) Index. If the UltraSmall-Cap ProFund is successful in meeting its objective, it should gain approximately twice as much as the Russell 2000(R) Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

          . UltraOTC ProFund--seeks daily investment results that correspond to twice (200%) the performance of the NASDAQ 100 Index(TM). If the UltraOTC ProFund is successful in meeting its objective, it should gain approximately twice as much as the growth oriented NASDAQ 100 Index(TM) when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

          . UltraEurope ProFund--seeks daily investment results that correspond to twice (200%) the performance of the ProFunds Europe Index. If the UltraEurope ProFund is successful in meeting its objective, it should gain approximately twice as much as the ProFunds Europe Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

                                                            Benchmark ProFunds 3

          . UltraJapan ProFund--seeks daily investment results that correspond to twice (200%) the performance of the Nikkei 225 Stock Average. Since the Japanese markets are not open when this ProFund values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the performance of related futures contracts traded in the United States. See "Valuation Time Risk" for additional information.

          If the UltraJapan ProFund is successful in meeting its objective, it should gain approximately twice as much as the Nikkei 225 Stock Average when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

          . Bear ProFund--seeks daily investment results that correspond to the inverse (opposite) of the performance of the S&P 500 Index. If the Bear ProFund is successful in meeting its objective, the net asset value of Bear ProFund shares will increase in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of Bear ProFund shares will decrease in direct proportion to any increase in the level of the S&P 500 Index.

          . UltraBear ProFund--seeks daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the S&P 500 Index. The net asset value of shares of the UltraBear ProFund should increase or decrease approximately twice as much as does that of the Bear ProFund on any given day.

          For example, if the S&P 500 Index were to decrease by 1% on a particular day, investors in the Bear ProFund should experience a gain in net asset value of approximately 1% for that day. The UltraBear ProFund should realize an increase of approximately 2% of its net asset value on the same day. Conversely, if the S&P 500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Bear ProFund and the UltraBear ProFund would experience a loss in net asset value of approximately 1% and 2%, respectively.

          . UltraShort OTC ProFund--seeks daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the NASDAQ 100 Index(TM). This ProFund operates similar to the UltraBear ProFund, but UltraShort OTC ProFund is benchmarked to the NASDAQ 100 Index(TM).
          ----------------------------------------------------------------------

          The securities indexes that these ProFunds use as their benchmarks are described below under "Benchmark Indexes."

4 Benchmark ProFunds

         Strategy

               ProFund Advisors LLC ("ProFund Advisors"), the Benchmark ProFunds' investment advisor, uses a "passive" approach to investing, employing quantitative analysis. On the basis of this analysis, ProFund Advisors determines the type, quantity and mix of investment positions that each Benchmark ProFund should hold to approximate the performance of it's benchmark. ProFund Advisors does not make judgments about the investment merit of a particular stock, nor does it attempt to apply any economic, financial or market analysis. The Benchmark ProFunds do not take temporary defensive positions.

               The Bull, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, and UltraEurope ProFunds principally invest in:

               . A combination of equity securities that in ProFund Advisors' opinion should simulate the movement of the appropriate benchmark index;

               . Futures contracts on stock indexes, and options on futures contracts; and

               . Financial instruments such as equity caps, collars, floors, swaps, and options on securities and stock indexes.

               The UltraJapan ProFund principally invests in:

               . Futures contracts on stock indexes, and options on futures contracts; and

               . Financial instruments such as equity caps, collars, floors, swaps, depository receipts, and options on securities and stock indexes.

               In addition, the UltraJapan ProFund may invest in a combination of stocks that in ProFund Advisors' opinion, should simulate the movement of the Nikkei 225 Stock Average.

               These Benchmark ProFunds invest in futures contracts on stock indexes, options on futures contracts, and the other financial instruments noted above as a substitute for investing directly in stocks in order to gain exposure to the appropriate benchmark index.

               The Ultra ProFunds generally invest in the above instruments to produce economically "leveraged" investment results. Leverage is a way to change small market movements into larger changes in the value of a Benchmark ProFund's investments.

               The UltraEurope ProFund invests in financial instruments with values that reflect the performance of stocks of European companies.

               The UltraJapan ProFund invests in financial instruments including American Depository Receipts ("ADRs") with values that reflect the performance of stocks issued by certain Japan-based companies.

                                             Benchmark ProFunds 5

               The Bear, UltraBear and UltraShort OTC ProFunds generally do not invest in traditional securities, such as common stock of operating companies. Rather, these ProFunds principally invest in futures contracts, options contracts, swaps and other financial instruments, and engage in short sales. Using these techniques, these ProFunds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund terminates the position. These ProFunds will generally realize a gain if the underlying security or index declines in price between those dates.

          Benchmark ProFunds' Risks

               Like all investments, the ProFunds entail risk. ProFund Advisors cannot guarantee that any of the Benchmark ProFunds will achieve its objective. As with any mutual fund, the Benchmark ProFunds could lose money, or their performance could trail that of other investment alternatives.

               In addition, the Benchmark ProFunds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the ProFunds.

               The following chart summarizes certain risks associated with the Benchmark ProFunds:

                               Inverse             Small          Mid-
               Market Leverage Correlation Foreign Capitalization Capitalization
               Risk   Risk     Risk        Risk    Risk           Risk

Bull           X
UltraBull      X      X
UltraMid-Cap   X      X                                           X
UltraSmall-Cap X      X                            X
UltraOTC       X      X
UltraEurope    X      X                    X
UltraJapan     X      X                    X
Bear           X               X
UltraBear      X      X        X
UltraShort OTC X      X        X

               These and other risks are described below.

     6 Benchmark ProFunds

               Certain Risks Associated with Particular ProFunds

               . Leverage Risk The Ultra ProFunds employ leveraged investment techniques. Leverage is the ability to get a return on a capital base that is larger than a ProFund's investment. Use of leverage can magnify the effects of changes in the value of these ProFunds and makes them more volatile. The leveraged investment techniques that the Ultra ProFunds employ should cause investors in these ProFunds to lose more money in adverse environments.

               . Inverse Correlation Risk Shareholders in the negatively correlated ProFunds should lose money when the index underlying their benchmark rises -- a result that is the opposite from traditional equity mutual funds.

               . Foreign Investment Risk The UltraEurope ProFund and the UltraJapan ProFund entail the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

                 . Many foreign countries lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Accordingly, these ProFunds may not have access to adequate or reliable company information.

                 . UltraEurope ProFund and UltraJapan ProFund will be subject to the market, economic and political risks of the countries where they invest or where the companies represented in the benchmark indexes are located. Because it may invest, directly or indirectly, a large portion of its assets in Japanese stocks, the UltraJapan ProFund's performance may be particularly susceptible to economic, political or regulatory events affecting Japanese companies and Japan, generally.

                 . Securities purchased by these ProFunds may be priced in foreign currencies. Their value could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

                 . On January 1, 1999, the eleven nations of the European Monetary Union, including Germany and France, began the process of introducing a uniform currency. The new currency, the euro, is expected to reshape financial markets, banking systems and monetary policy in Europe and throughout the world. The

                                                   Benchmark ProFunds 7
                 continued transition to the euro may also have a worldwide impact on the economic environment and behavior of investors.

               . Valuation Time Risk UltraJapan ProFund generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial market since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of the UltraJapan ProFund's performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFunds believes that over time the UltraJapan ProFund's performance will correlate highly with the movement of the Nikkei 225 Stock Average.

               . Small Company Investment Risk The UltraSmall-Cap ProFund could experience greater risks than a fund which invests primarily in large capitalized, widely traded companies, such as:

                  . Small company stocks tend to have greater fluctuations in price than the stocks of large companies.

                  . There can be a shortage of reliable information on certain small companies, which at times can pose a risk.

                  . Small companies tend to lack the financial and personnel resources to handle industry wide setbacks and as a result such setbacks could have a greater effect on the companies share prices.

                  . Small company stocks are typically less liquid then large company stocks and liquidating positions in turbulent market conditions could become difficult.

               . Mid-Cap Company Investment Risk The UltraMid-Cap ProFund could experience risks that a fund which invests in primarily large capitalized, widely traded companies would not. Such risks could include:

                  . Mid-Cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies.

                  . Stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely-traded companies.

8 Benchmark ProFunds

          Risks in Common

          Each Benchmark ProFund faces certain risks:

          . Market Risk The Benchmark ProFunds are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific industries or companies. Shareholders in the positively correlated ProFunds should lose money when the index underlying their benchmark declines. Shareholders in the negatively correlated ProFunds should lose money when the index underlying their benchmark rises. These indexes are discussed in the next section.

          . Liquidity Risk In certain circumstances, such as a disruption of the orderly markets for the financial instruments in which ProFunds invest, ProFunds might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent ProFunds from limiting losses or realizing gains.

          . Correlation Risk While ProFund Advisors expects that each of the Benchmark ProFunds will track its benchmark with a high level of correlation, there can be no guarantee of the level of correlation that the ProFunds will be able to achieve. A failure to achieve a high degree of correlation may prevent a Benchmark ProFund from achieving its investment goal.

          . Non-Diversification Risk The Benchmark ProFunds are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies. This would make the performance of a Benchmark ProFund more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the Benchmark ProFunds intend to invest on a diversified basis.

          . Risks of Aggressive Investment Techniques The Benchmark ProFunds use investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

                                                  Benchmark ProFunds 9

          Benchmark Indexes

               . The S&P 500 Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected for their size and the frequency and ease with which their stocks trade. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy. The companies in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks.

               . The S&P MidCap 400 Index, is a widely used measure of medium capitalized U.S. company stock performance. It consists of the common stocks of 400 major corporations selected for their size and the frequency and ease with which their stocks trade. Standard &Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy.

               . The Russell 2000(R) Index, is an unmanaged index consisting of 2,000 small company common stocks. The Index comprises 2,000 of the smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000(R) Index which, in turn, represents approximately 98% of the publicly traded U.S. equity market.

               . The NASDAQ 100 IndexTM contains 100 of the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ 100 IndexTM includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

          10 Benchmark ProFunds

               . ProFunds Europe Index ("PEI") is a combined measure of European stock performance created by ProFund Advisors from the leading stock indexes of Europe's three largest economies giving equal weight to each index each day. The PEI averages the daily U.S. dollar results of the following three indexes:

                  . The Financial Times Stock Exchange 100 Index ("FTSE-100"), a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

                  . The Deutsche Aktienindex ("DAX"), is a total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange.

                  . The CAC-40, a capitalization-weighted index of 40 companies listed on the Paris Stock Exchange (the Bourse).

               . The Nikkei 225 Stock Average, is a price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The index is computed and distributed by the Nihon Keizai Shimbun (NKS).

               ProFunds' Board of Trustees may change investment objectives without shareholder approval if, for example, it believes another benchmark might better suit shareholder needs.

          Who May Want to Consider a ProFunds Investment

               The Bull ProFund may be appropriate for investors who want to receive investment results approximating the performance of the S&P 500 Index.

               The Ultra ProFunds may be appropriate for investors who:

               . believe that over the long term, the value of a particular index will increase/decrease, and that by investing with the objective of doubling the index's daily return, or the inverse of the index's daily return, they will achieve superior results over time. Investors in these ProFunds should understand that since each Ultra ProFund seeks to double the daily performance of its benchmark index, it should have twice the volatility of a conventional index fund and twice the potential risk of loss.

                                                  Benchmark ProFunds 11

               . are seeking to match an index's daily return with half the investment required of conventional stock index mutual funds.

                  An investor might invest $100,000 in a conventional S&P 500 Index Fund. Alternatively that same investor could invest half that amount--$50,000-- in UltraBull ProFund and target the same daily return.

               The Bear, UltraBear and UltraShort OTC ProFunds may be appropriate for investors who:

               . expect the underlying index to go down and desire to earn a profit as a result of the index declining.

               . want to protect (or hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a stock market downturn that they anticipate.

                  An investor with a diversified portfolio of stocks or stock mutual funds valued at $100,000 might be concerned that the general stock market could decline or be volatile for the next six months. The investor could try to protect the portfolio against downturns in the stock market by investing $50,000 in Bear, UltraBear or UltraShort OTC ProFund-or in a combination of these ProFunds. Of course, the investor likely would also be giving up gains that the portfolio would otherwise produce if the markets go up rather than down in value. ProFunds cannot assure that doing so would protect against market downturns.

               All of the ProFunds may be appropriate for investors who:

               . are executing a strategy that relies on frequent buying, selling or exchanging among stock mutual funds, since the ProFunds do not limit how often an investor may exchange among the ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $15 wire redemption fee.

               . want the impact of their investment to range from double an index to double the inverse of the index based on their current view, positive or negative, of the index.

12 Benchmark ProFunds

         Benchmark ProFunds' Performance

               The bar chart and tables in this section can help you evaluate the potential risks of investing in the Benchmark ProFunds. The bar chart shows the annual returns for the Investor Class shares of each Benchmark ProFund available to the public for a year or more as of December 31, 1999 (which excludes the UltraMid-Cap, UltraSmall-Cap, UltraEurope and UltraJapan ProFunds). The first table compares each such ProFund's return for Investor Class shares in 1999 and from its inception through December 31, 1999 with its relevant benchmark index. The second table compares each such ProFund's return for Service Class shares in 1999 and from its inception through December 31, 1999 with its relevant benchmark index. Of course, how a Benchmark ProFund has performed in the past is not necessarily an indication of how it will perform in the future.

               Annual Returns as of December 31 each year

                                                          Bull ProFund
                         17.18%.................................. 1999
                          26.57%................................. 1998

                                                     UltraBull ProFund
                           29.56%................................ 1999
                             42.95%.............................. 1998

                                                      UltraOTC ProFund
                                              233.25%............ 1999
                                       185.34%................... 1998

                                                          Bear ProFund
                     -12.32%..................................... 1999
                    -19.46%...................................... 1998

                                                     UltraBear ProFund
                  -30.54%........................................ 1999
                 -38.34%......................................... 1998

                                                UltraShort OTC ProFund
               -80.36%........................................... 1999

               During the period covered in the chart above, the highest and lowest returns of the Investor Class shares of each of these Benchmark ProFunds in any calendar quarter were as follows:

                                        Highest Quarterly     Lowest Quarterly
                                        Return (%)            Return (%)
               ----------------------------------------------------------------

               Bull ProFund             Q4 1998 (20.37%)      Q3 1998 (-9.96%)

               UltraBull ProFund        Q4 1998 (41.34%)      Q3 1998 (-22.48%)

               UltraOTC ProFund         Q4 1999 (126.35%)     Q3 1998 (-5.16%)

               Bear ProFund             Q3 1998 (11.11%)      Q4 1998 (-17.06%)

               UltraBear ProFund        Q3 1998 (17.87%)      Q4 1998 (-32.26%)

               UltraShort OTC ProFund   Q3 1999 (-11.72%)     Q4 1999 (-58.87%)

                                             Benchmark ProFunds 13

Average Annual INVESTOR CLASS Share Returns as of December 31, 1999

                          One Year           Since Inception      Inception Date

  Bull ProFund              17.18%                20.20%             12/02/97
  S&P 500 Index*            19.53%                22.00%

  UltraBull ProFund         29.56%                36.08%             11/28/97
  S&P 500 Index*            19.53%                22.86%

  UltraOTC ProFund         233.25%               170.63%             12/02/97
  NASDAQ 100 Index(TM)*    101.95%                83.27%

  Bear ProFund             -12.32%               -15.95%             12/31/97
  S&P 500 Index*            19.53%                23.05%

  UltraBear ProFund        -30.54%               -33.06%             12/23/97
  S&P 500 Index*            19.53%                24.78%

  UltraShort OTC ProFund   -80.36%               -82.45%              6/02/98
  NASDAQ 100 Index(TM)*    101.95%               105.54%


Average Annual SERVICE CLASS Share Returns as of December 31, 1999

                          One Year           Since Inception      Inception Date

  Bull ProFund              15.97%                19.20%             12/02/97
  S&P 500 Index*            19.53%                22.00%

  UltraBull ProFund         28.42%                34.85%             11/28/97
  S&P 500 Index*            19.53%                22.86%

  UltraOTC ProFund         229.73%               168.67%             12/02/97
  NASDAQ 100 Index(TM)*    101.95%                83.27%

  Bear ProFund             -13.32%               -16.73%             12/31/97
  S&P 500 Index*            19.53%                23.05%

  UltraBear ProFund        -31.20%               -33.47%             12/23/97
  S&P 500 Index*            19.53%                24.78%

  UltraShort OTC ProFund   -80.62%               -82.61%              6/02/98
  NASDAQ 100 Index(TM)*    101.95%               105.54%


*Excludes dividends.

14  Benchmark ProFunds

          Annual Benchmark ProFund Operating Expenses

                  The tables below describe the fees and expenses you may pay if you buy and hold shares in any of the Benchmark ProFunds.

Shareholder Fees - INVESTOR CLASS SHARES and SERVICE CLASS SHARES (paid directly from your investment)

  Wire Redemption Fee*              $15

* This charge may be waived at the discretion of the ProFunds.

  Annual Operating Expenses--INVESTOR CLASS Shares
  (percentage of average daily net assets)

                     Bull     UltraBull  UltraMid-Cap   UltraSmall-Cap  UltraOTC
                     ProFund  ProFund    ProFund/1/     ProFund/1/      ProFund

  Management fees    0.75%    0.75%      0.75%          0.75%           0.75%

  Other expenses     0.78%    0.61%      0.56%          0.59%           0.58%

  Total annual       1.53%    1.36%      1.31%          1.34%           1.33%
  operating expenses



                     UltraEurope  UltraJapan  Bear     UltraBear  UltraShort OTC
                     ProFund      ProFund/1/  ProFund  ProFund    ProFund

  Management fees    0.90%        0.90%       0.75%    0.75%      0.75%

  Other expenses     1.63%        0.37%       0.93%    0.68%      0.70%

  Total annual       2.53%        1.27%       1.68%    1.43%      1.45%
  operating expenses


/1/ Based on estimated expenses to be incurred in the first year of operations.

                                                          Benchmark ProFunds  15

Annual Operating Expenses--SERVICE CLASS Shares
 (percentage of average daily net assets)

                     Bull     UltraBull  UltraMid-Cap  UltraSmall-Cap  UltraOTC
                     ProFund  ProFund    ProFund/1/    ProFund/1/      ProFund

  Management fees    0.75%    0.75%      0.75%         0.75%           0.75%

  Distribution and
  service (12b-1)
  fee/2/             1.00%    1.00%      1.00%         1.00%           1.00%

  Other expenses     0.73%    0.61%      0.56%         0.59%           0.57%

  Total annual       2.48%    2.36%      2.31%         2.34%           2.32%
  operating expenses


                     UltraEurope  UltraJapan  Bear     UltraBear  UltraShort OTC
                     ProFund      ProFund/1/  ProFund  ProFund    ProFund

  Management fees    0.90%        0.90%       0.75%    0.75%      0.75%

  Distribution and
  service (12b-1)
  fee/2/             1.00%        1.00%       1.00%    1.00%      1.00%

  Other expenses     1.68%        0.37%       1.16%    0.67%      0.71%

  Total annual       3.58%        2.27%       2.91%    2.42%      2.46%
  operating expenses


/1/Based on estimated expenses to be incurred in the first year of operations. /2/Effective February 1, 2001, ProFunds has adopted a Distribution and Service
   Plan, the distribution-related provisions of which are subject to the approval of Service Class shareholders of each ProFund. Payments under the Distribution and Service Plan will not duplicate payments made under an existing Shareholder Services Plan, effective through March 31, 2001, pursuant to which each ProFund may pay fees of up to 0.25% of the net asset value attributable to Service Class shares to financial intermediaries that agree to provide services to customers holding Service Class shares. For additional information concerning the terms of the Distribution and Service Plan, see "Share Prices, Classes and Tax Information -- Classes of Shares."

16  Benchmark ProFunds

          Expense Examples

                  The following examples illustrate the expenses you would have incurred on a $10,000 investment in each Benchmark ProFund, and are intended to help you compare the cost of investing in the Benchmark ProFunds compared to other mutual funds.
                  The examples assume that you invested for the time periods shown and redeemed all of your shares at the end of each period, that each ProFund earned an annual return of 5% over the periods shown, that you reinvested all dividends and distributions, and that gross operating expenses remained constant. Because these examples are hypothetical and for comparison only, your actual costs will be different.

INVESTOR CLASS Expense Examples

                      1 year   3 years     5 years     10 years

  Bull ProFund         $156      $483      $  834        $1,824

  UltraBull ProFund    $138      $431      $  745        $1,635

  UltraMid-Cap
  ProFund/1/           $133      $415         N/A           N/A

  UltraSmall-Cap
  ProFund/1/           $136      $425         N/A           N/A

  UltraOTC ProFund     $135      $421      $  729        $1,601

  UltraEurope ProFund  $256      $788      $1,345        $2,866

  UltraJapan
  ProFund/1/           $129      $403         N/A           N/A

  Bear ProFund         $171      $530      $  913        $1,987

  UltraBear ProFund    $146      $452      $  782        $1,713

  UltraShort OTC
  ProFund              $148      $459      $  792        $1,735

/1/The Securities and Exchange Commission requires that this ProFund estimate expenses for one and three years only.

                                                          Benchmark ProFunds  17

SERVICE CLASS Expense Examples

                                1 year   3 years   5 years   10 years


Bull ProFund                    $251     $  773    $1,321    $2,816
UltraBull ProFund               $239     $  736    $1,260    $2,696

UltraMid-Cap ProFund/1/         $233     $  718       N/A       N/A

UltraSmall-Cap ProFund/1/       $237     $  730       N/A       N/A

UltraOTC ProFund                $235     $  724    $1,240    $2,656

UltraEurope ProFund             $361     $1,097    $1,855    $3,845

UltraJapan ProFund/1/           $230     $  709       N/A       N/A

Bear ProFund                    $294     $  901    $1,533    $3,233

UltraBear ProFund               $245     $  755    $1,291    $2,756

UltraShort OTC ProFund          $249     $  767    $1,311    $2,796

/1/The Securities and Exchange Commission requires that this ProFund estimate expenses for one and three years only.

18  Benchmark ProFunds

                                                          Benchmark ProFunds
                                                         strategy

         What the Benchmark ProFunds Do

                  Each Benchmark ProFund:
                  .Seeks to provide its shareholders with predictable investment returns approximating its benchmark by investing in securities and other financial instruments, such as futures and options on futures.
                  .Uses a mathematical and quantitative approach.
                  .Pursues its objective regardless of market conditions, trends or direction.
                  .Seeks to provide correlation with its benchmarks on a daily basis.

         What the Benchmark ProFunds Do Not Do

                  Profund Advisors does not:
                  .Conduct conventional stock research or analysis or forecast stock market movement in managing the Benchmark ProFunds' assets.
                  .Invest the Benchmark ProFunds' assets in stocks or instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.
                  .Adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for the ProFunds' benchmark indexes.
                  .Seek to invest to realize dividend income from their investments.

                                                 Benchmark ProFunds Strategy  19

                  In addition, the Benchmark ProFunds do not seek to provide correlation with their benchmark over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents these Benchmark ProFunds from achieving such results.

         Important Concepts

                  .Leverage offers a means of magnifying small market movements, up or down, into large changes in an investment's value. .Futures, or futures contracts, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.
                  .Option contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day.
                  .Swap agreements are two party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
                  .Selling short, or borrowing stock to sell to a third party, is a technique that may be employed by the ProFunds to seek gains when their benchmark index declines. If a ProFund replaces the security to the lender at a price lower than the price at which it borrowed the security plus interest incurred, the ProFund makes a profit on the difference. If the current market price is greater when the time comes to replace the stock, the ProFund will incur a loss on the transaction. .ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since:(i) ADRs are U.S. dollar-denominated investments that are easily

20  Benchmark ProFunds Strategy
                  transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.
                  .Global Depository Receipts (GDRs) are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, Global Depository Receipts allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.
                  .New York Shares (or "direct shares") are foreign stocks traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that don't restrict the trading of their stocks on other nations' exchanges.

         Portfolio Turnover

                  ProFund Advisors expects a significant portion of the Benchmark ProFunds' assets to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on ProFunds of such trading, market timing trading could increase the rate of ProFunds' portfolio turnover, forcing realization of substantial capital gains and losses and increasing transaction expenses. In addition, while ProFunds does not expect it, large movements of assets into and out of the ProFunds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

                                                 Benchmark ProFunds Strategy  21

                     [This page intentionally left blank]

                                                          Money Market
                                                       ProFund

         Objective

                  The Money Market ProFund invests its assets in the Cash Management Portfolio (the "Portfolio"), a separate investment company managed by Bankers Trust Company. This structure is sometimes referred to as a "master-feeder" structure. The objective of the Money Market ProFund and the Portfolio are identical: both seek a high level of current income consistent with liquidity and preservation of capital.

         Strategy

                  The Money Market ProFund invests all of its investable assets in the Portfolio. The Portfolio may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate. These include:
                  .Debt securities issued by U.S. and foreign banks, financial institutions, corporations, or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. government securities.
                  .U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. Government.
                  .Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

                                                        Money Market ProFund  23

                  .Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

                  Because many of the Portfolio's principal investments are issued or credit-enhanced by banks, the Portfolio may invest more than 25% of its total assets in obligations of domestic banks.

                  The Portfolio may invest in other types of instruments, as described in the Statement of Additional Information.

                  In order to maintain a stable share price, the Portfolio maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in the Portfolio are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Portfolio may also invest in longer term securities that have features that reduce their maturities to 397 days or less on their purchase date. The Portfolio buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:
                  .have received the highest short-term rating from two nationally recognized statistical rating organizations;
                  .have received the highest short-term rating from one rating organization (if only one organization rates the security); .if unrated, are determined to be of similar quality by the Portfolio's investment advisor; or
                  .have no short-term rating, but are rated within the three highest long-term rating categories, or are determined to be of similar quality by the Portfolio's investment advisor.

                  If a security no longer meets the Portfolio's requirements, the investment advisor will attempt to sell that security within a reasonable time, unless selling the security would not be in the Portfolio's best interest.

24  Money Market ProFund

         Risks

                  Interest Rate Risk

                  Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline.

                  Credit Risk

                  A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.

                  Repurchase Agreement Risk

                  A repurchase agreement exposes the Portfolio to the risk that the party that sells the securities defaults on its obligation to repurchase them. In this circumstance, the Portfolio can lose money because:
                  .it may not be able to sell the securities at the agreed-upon time and price; or
                  .the securities lose value before they can be sold.

                  Market Risk

                  Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

                  Security Selection Risk

                  While the Portfolio invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Portfolio's returns to lag behind those of similar money market funds.


                                                        Money Market Profund  25

                  Concentration Risk

                  Because the Portfolio may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

                  Prepayment Risk

                  When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

         Organizational Structure

                  The Money Market ProFund is a feeder fund that invests all of its assets in a master fund, the Portfolio. The Money Market ProFund and the Portfolio have the same investment objective.

                  The Portfolio may accept investments from other feeder funds. The feeders bear the Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses and other requirements. The Money Market ProFund's Trustees may withdraw its assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Money Market ProFund's assets, they would then consider whether the Money Market ProFund should hire its own investment advisor and invest its assets directly in appropriate instruments, invest in a different fund, or take other action.

                  An investment in the Money Market ProFund is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit

26  Money Market ProFund

                  Insurance Corporation or any other government agency.
                  While the Money Market ProFund tries to maintain a stable net asset value of $1.00 per share, there is no guarantee that the Money Market ProFund will do so, and you could lose money by investing in this ProFund.

         Proposed Change to Money Market ProFund

                  Subject to shareholder approval, the Board of Trustees has approved an investment advisory agreement under which ProFund Advisors would serve as investment advisor to the Money Market ProFund. Shareholders will be asked to approve the proposed investment advisory agreement at a shareholder meeting expected to be held in March, 2001, with the agreement expected to take effect on or around May 1, 2001 (assuming approval by shareholders).

                  If the investment advisory agreement is approved, ProFund Advisors will manage the assets of the Money Market ProFund directly, and it will no longer operate as a feeder fund investing its assets in the Portfolio. However, its investment objective will not change, and ProFund Advisors anticipates investing the Money Market ProFund's assets in the same types of high-quality, short-term, dollar-denominated money market securities in which the Portfolio may invest. In addition, the Money Market ProFund generally should be subject to the same types of risks to which it currently is subject as a feeder fund investing its assets in the Portfolio. For its services, ProFund Advisors would be entitled to an investment advisory fee equal to the investment advisory fees to which shareholders currently are subject by virtue of an investment in the Portfolio, and it is not anticipated that the Money Market ProFund's total operating expenses will exceed its current operating expenses as a feeder fund investing in the Portfolio.

                                                        Money market ProFund  27

         Considering a Money Market ProFund Investment
                  Investors can take advantage of the Money Market ProFund in at least two ways:

                  .during periods when investors want to maintain a neutral exposure to the stock market, the income earned from an investment in the Money Market ProFund can keep their capital at work.
                  .the Money Market ProFund can be invested in conjunction with other ProFunds to adjust an investor's target exposure to an index.

                   For instance, an investor who desires to target a daily return of 1.5 times the daily performance of the S&P 500 Index could allocate 75% of his or her investment to the UltraBull ProFund and 25% of the investment to the Money Market ProFund.

         Money Market ProFund's Total Returns and Expenses

                  The bar chart and tables in this section can help you evaluate the potential risk of investing in the Money Market ProFund. The bar chart shows the annual returns for the Investor Class shares of the Money Market ProFund. The first table shows the Money Market ProFund's return for Investor Class shares in 1999 and from its inception through December 31, 1999. The second table shows the return for Service Class shares in 1999 and from its inception through December 31, 1999. Of course, how the Money Market ProFund has performed in the past is not necessarily an indication of how it will perform in the future.

     Annual Returns as of December 31 each year
                                                         Money Market ProFund

                  [BLACK BOX] 4.84%.................................  1999
                  [BLACK BOX] 4.84%.................................  1998

                  During the periods covered in the chart above, the highest return in any calendar quarter for the Money Market ProFund's Investor Class shares was Q4 1999 (1.23%), and its lowest quarterly return was Q2 1999 (1.03%).

28  Money Market ProFund

Average Annual INVESTOR CLASS Share Returns as of December 31, 1999

                          One Year        Since Inception     Inception Date

 Money Market ProFund       4.48%              4.69%           11/17/97


                  The 7-day yield (the income yield for the previous seven days projected over a full year) was 5.12% for Money Market ProFund's Investor Class shares as of December 31, 1999. To learn the current 7-day yield, call ProFunds at (888) 776-3637.

Average Annual SERVICE CLASS Share Returns as of December 31, 1999

                          One Year        Since Inception     Inception Date

  Money Market ProFund       3.44%              3.43%           11/17/97


                  The 7-day yield (the income yield for the previous seven days projected over a full year) was 4.12% for Money Market ProFund's Service Class shares as of December 31, 1999. To learn the current 7-day yield, call ProFunds at (888) 776-3637.

                Annual Money Market ProFund Operating Expenses

                  The tables on the following page describe the fees and expenses, including the Money Market ProFund's prorated Portfolio expenses, you may pay if you buy and hold shares of the Money Market ProFund.

Shareholder Fees - INVESTOR CLASS SHARES and SERVICE CLASS SHARES
(paid directly from your investment)

  Wire Redemption Fee*              $15

* This charge may be waived at the discretion of the ProFunds.

                                                        Money Market ProFund  29

                  Annual Operating Expenses-INVESTOR CLASS Shares
                  (percentage of average daily net assets)

                  Management fees                           0.15%
                  Other expenses                            0.68%
                  Total annual operating expenses           0.83%



                  Annual Operating Expenses-SERVICE CLASS Shares
                  (percentage of average daily net assets)

                  Management fees                           0.15%
                  Distribution and service (12b-1) fee/1/   1.00%
                  Other expenses                            0.68%
                  Total annual operating expenses           1.83%

              /1/ Effective February 1, 2001, ProFunds has adopted a
                  Distribution and Service Plan, the distribution-related provisions of which are subject to the approval of Service Class shareholders of the Money Market ProFund. Payments under the Distribution and Service Plan will not duplicate payments made under an existing Shareholder Services Plan, effective through March 31, 2001, pursuant to which the Money Market ProFund may pay fees of up to 0.25% of the net asset value attributable to Service Class shares to financial intermediaries that agree to provide services to customers holding Service Class shares. For additional information concerning the terms of the Distribution and Service Plan, see "Share Prices, Classes and Tax Information -- Classes of Shares."

                  Expense Examples

                  The examples below illustrate the expenses you would have incurred on a $10,000 investment in each class of shares of the Money Market ProFund, and are intended to help you compare the cost of investing in the ProFund compared to other mutual funds. The examples assume that you invested for the time periods shown and redeemed all of your shares at the end of each period, that the Money Market ProFund earned an annual return of 5% over the periods shown, that you reinvested all dividends and distributions, and that gross operating expenses remained constant. Because this example is hypothetical and for comparison only, your actual costs will be different.

                         1 Year        3 Years       5 Years        10 Years

Investor Class Shares     $ 85           $265          $460          $1,025

Service Class Shares      $186           $576          $990          $2,148

30  Money Market ProFund

                          Share Prices, Classes & Tax
                                  information

         Calculating the ProFunds' Share Prices

                  Except for the UltraEurope ProFund, each Benchmark ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

                  The UltraEurope ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the latest close of trading on the three exchanges tracked by the
                  PEI: the London Stock Exchange, the Frankfurt Stock Exchange or the Paris Bourse (normally, 2:00 p.m., Eastern time), on each day that all three of these exchanges and the NYSE are open.

                  Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If portfolio investments of a ProFund are traded in markets on days when the ProFund's principal trading market(s) is closed, the ProFund's net asset value may vary on days when investors cannot purchase or redeem shares.

                  The ProFunds value shares of each class of shares by dividing the market value of the assets attributable to each class, less the liabilities attributable to the class, by the number of the class's outstanding shares. The ProFunds use the following methods for arriving at the current market price of investments held by the Benchmark ProFunds:

                                     Share Prices, Classes & Tax Information  31

                  . securities listed and traded on exchanges--the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices.

                  . securities traded over-the-counter--NASDAQ-supplied information on the prevailing bid and asked prices.

                  . futures contracts and options on indexes and securities--the last sale price prior to the close of regular trading on the NYSE (for all Benchmark ProFunds except UltraEurope ProFund).

                  . futures prices used to calculate net asset values for the UltraEurope ProFund will be the last transaction prices for the respective futures contracts that occur immediately prior to the close of the underlying stock exchange.

                  . options on futures contracts--priced at fair value determined with reference to established future exchanges.

                  . bonds and convertible bonds generally are valued using a third-party pricing system.

                  . short-term debt securities are valued at amortized cost, which approximates market value. othe foreign exchange rates used to calculate the net asset values for the UltraEurope ProFund will be the mean of the bid price and the asked price for the respective foreign currency occurring immediately before the last underlying stock exchange closes.

                  When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the ProFunds' Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the ProFunds sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information for more details.

                  The New York Stock Exchange and the Chicago Mercantile Exchange, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September),

32  Share Prices, Classes & Tax Information

                  Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.

                  The London Stock Exchange, Frankfurt Stock Exchange or Paris Bourse closes for the following holidays in 2000: May Day (May
                  1), Spring Bank Holiday (May 29), Pentecost Monday (June 12), Bastille Day (July 14), Summer Bank Holiday (August 28), Christmas Day, and Boxing Day (observed December 26). Holidays scheduled for 2001 include: New Year's Day (January 1), Good Friday (April 13) and Easter Monday (April 16). Please note that holiday schedules are subject to change without notice.

         Calculating the Money Market ProFund's Share Price

                  The Money Market ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business except for two additional bank holidays, Columbus Day and Veterans' Day. Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. On the day before certain holidays are observed, the bond markets or other primary trading markets for the Portfolio may close early. They may also close early on the day after Thanksgiving and the day before Christmas Eve. If the Bond Market Association recommends an early close of the bond markets, the Money Market ProFund may also close early. The Money Market ProFund will cease taking purchase orders at such times. The Money Market ProFund's net asset value per share for each class of shares will normally be $1.00, although Bankers Trust Company cannot guarantee that this will always be the case. The Portfolio uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method does not reflect daily fluctuations in market value.

                                     Share Prices, Classes & Tax Information  33

         Dividends and Distributions

                  Each of the Benchmark ProFunds intends to distribute to its shareholders every year all of the year's net investment income and net capital gains. Each Benchmark ProFund will reinvest these distributions in additional shares unless a shareholder has written to request a direct cash distribution.

                  The Money Market ProFund declares dividends from its net income daily and pays the dividends on a monthly basis. The Money Market ProFund will pay annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year, but it reserves the right to include in the daily dividend any short-term capital gains on securities that it sells.

                  The Money Market ProFund may revise these policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant net asset value of $1.00 per share.

                  Please keep in mind:
                  . Dividend and distribution proceeds will be paid by check, unless they are reinvested.

                  . By selecting the direct cash
                  distribution option, the shareholder agrees to the following conditions:

                     . A check will not be issued if the total amount of the dividend or distribution payment for an account is less than $10. In such cases, the dividend proceeds will be automatically reinvested into the appropriate class of the ProFund from which the dividend was paid.

                     . Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested into the appropriate class of the ProFund from which such distribution was paid.

                     . Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months, will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid.

34  Share Prices, Classes & Tax Information

         Tax Consequences

                  A ProFund does not ordinarily pay income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders, but individual shareholders pay tax on the dividends and distributions they receive. Shareholders will generally be taxed regardless of how long they have held ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested. Distributions and dividends generally will be taxable as either ordinary income or long-term capital gains. For example, if a ProFund designates a particular distribution as a long-term capital gains distribution, it will be taxable to shareholders at their long-term capital gains rate. Dividends and distributions may also be subject to state and local taxes.

                  Every year the ProFunds will send shareholders tax information on the dividends and distributions for the previous year.

                  If shareholders sell or redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, generally depending upon how long they have held the shares. An exchange of ProFund shares may be treated as a sale.

                  The tax consequences for tax deferred retirement accounts or non-taxable shareholders will be different.

                  Please keep in mind:

                  . Whether a distribution by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on whether it is long-term capital gains of the ProFund, not on how long an investor has owned shares of the ProFund.

                  . Dividends and distributions declared by a ProFund in October, November or December of one year and paid in January of the next year may be taxable in the year the ProFund declared them.

                  . As with all mutual funds, a ProFund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds, payable to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup

                                     Share Prices, Classes & Tax Information  35
                  withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. You also may be subject to a $50 fee to reimburse the ProFunds for any penalty that the IRS may impose.

                  Please see the Statement of Additional Information for more information. Because each investor's tax circumstances are unique and because the tax laws are subject to change, ProFund Advisors recommends that shareholders consult their tax advisors about federal, state, local and foreign tax consequences of investment in the ProFunds.

         Classes of Shares

                  Investors in any of the ProFunds can purchase either Investor Class shares directly, or Service Class shares through an authorized financial intermediary. Through March 31, 2001, Service Class shares are subject to a Shareholder Services Plan under which each ProFund may pay fees of up to 0.25% of the net asset value attributable to the ProFund's Service Class shares to financial intermediaries that agree to provide services to customers holding Service Class shares. These services may include, among other services:

                  . receiving and processing shareholder orders,

                  . performing the accounting for the shareholder's account,

                  . maintaining retirement plan accounts,

                  . answering questions and handling correspondence for
                    individual accounts,

                  . acting as the sole shareholder of record for individual
                    shareholders,

                  . issuing shareholder reports and transaction confirmations,

                  . executing daily investment "sweep" functions, and

                  . furnishing investment advisory services.

                  Effective February 1, 2001, the Board of Trustees has approved a Distribution and Service Plan under which each ProFund may pay financial intermediaries such as broker-dealers and investment advisors up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class shares as

36  Share Prices, Classes & Tax Information
                  reimbursement or compensation for distribution-related activities with respect to Service Class shares and/or shareholder services. The Distribution and Service Plan is subject to the approval of Service Class shareholders of each ProFund with respect to the distribution-related provisions of the plan at a meeting expected to be held in March, 2001, although distribution-related fees equal to an annual rate of 0.75% of the average daily net assets attributable to Service Class shares may be accrued (but not paid) under the Distribution and Service Plan prior to the shareholder meeting. No fees will be paid under the Distribution and Service Plan for activities or services covered under the Shareholder Services Plan for the remainder of its term. Over time, fees paid under the Distribution and Service Plan will increase the cost of a Service Class shareholder's investment and may cost more than other types of sales charges.

                  Service class shareholders pay all fees and expenses applicable to service class shares.

                                     Share Prices, Classes & Tax Information  37

                     [This page intentionally left blank]

                                                            Shareholder Services
                                                                           guide

         Contacting ProFunds

                  By telephone:       (888) 776-3637 or (614) 470-8122--
                                        for investors
                                      (888) 776-5717--a phone line dedicated
                                        for use by financial professionals only

                  By mail:            ProFunds
                                      P.O. Box 182800
                                      Columbus, OH 43218-2800

                  By overnight mail:  ProFunds
                                      c/o BISYS Fund Services
                                      3435 Stelzer Road
                                      Columbus, OH 43219

         Minimum Investments

                  . $5,000 for discretionary accounts controlled by a financial professional.
                  . $15,000 for self-directed accounts controlled directly by investors.

                  These minimums apply to all accounts, including retirement plans, and apply to the total value of an investor's initial ProFunds investment. ProFunds reserves the right to reject or refuse, at its discretion, any order for the purchase of a ProFund's shares in whole or in part.

                                                  Shareholder Services Guide  39

         Opening Your ProFunds Account

                  By mail: Send a completed application, along with a check
                  payable to "ProFunds," to the aforementioned address. If the application does not designate a specific ProFund, then the proceeds from the check will be placed into the Money Market
                  ProFund--Investor Class. Unless you later direct ProFunds to
                  (1) purchase shares of another ProFund or (2) redeem shares of the Money Market ProFund and return the proceeds (including any dividends earned) to you, ProFunds will treat your
                  inaction as approval of the purchase of the Money Market
Shareholder       ProFund. Cash, credit cards and credit card checks are not
Services Guide    accepted. Please contact ProFunds in advance if you wish to send third party checks. All purchases must be made in U.S.
                  dollars through a U.S. bank.

                  By wire transfer: First, complete an application and fax it to ProFunds at (800) 782-4797 (toll-free) or (614) 470-8718.
                  Next, call ProFunds at (888) 776-3637 (toll-free) or (614) 470-8122 to a) confirm receipt of the faxed application, b) request your new account number, c) inform ProFunds of the amount to be wired and d) receive a confirmation number for your purchase order. After receiving your confirmation number, instruct your bank to transfer money by wire to:

                    UMB Bank, N.A.
                    Kansas City, MO
                    Routing/ABA #:101000695
                    ProFunds DDA #9870857952

                    For further credit to: Your name, the name of the ProFund(s), and your ProFunds account number

                    Confirmation number: The confirmation number given to you by the ProFunds representative

                  After faxing a copy of the completed application, send the original to ProFunds via mail or overnight delivery. The addresses are shown above under "Contacting ProFunds-By mail."

40 Shareholder Service Guide

                  Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. The ProFunds are not liable for any loss incurred due to a wire transfer not having been received.

                  Please note that your bank may charge a fee to send or receive wires.

                  Establishing Accounts For Tax-Sheltered Retirement Plans

                  The ProFunds sponsor Individual Retirement Accounts ("IRAs") that enable individual investors to set up their own retirement savings programs. ProFund Advisors charges an annual fee of $15 per social security number for all types of IRAs to pay for the extra maintenance and tax reporting that these plans require. Investors in other types of retirement plans also may invest in the ProFunds. For additional information and an application, contact ProFunds directly by phone or at the above address.

                  Shareholder
                  Services Guide

         Purchasing Additional ProFunds Shares

                  By mail: Send a check payable to "ProFunds", noting the ProFund and account number, to the aforementioned address. Cash, credit cards, and credit card checks are not accepted. Please contact ProFunds in advance if you wish to send third party checks. All purchases need to be made in U.S. dollars through a U.S. bank.

                  By wire transfer: Call ProFunds to inform us of the amount you will be wiring and receive a confirmation number.

                  You can then instruct your bank to transfer your funds to:
                    UMB Bank, N.A.
                    Kansas City, MO
                    Routing/ABA #:101000695
                    ProFunds DDA #9870857952

                    For further credit to: Your name, the name of the ProFund(s), and your ProFunds account number.


                                                  Shareholder Services Guide  41

                    Confirmation number: The confirmation number given to you by the ProFunds representative.

                  Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. ProFunds is not liable for any loss incurred due to a wire transfer not having been received.

                  Please note that your bank may charge a fee to send or receive wires.

                  Please keep in mind when purchasing shares:

                  .The minimum subsequent purchase amount is $100.
                  .ProFunds prices shares you purchase at the price per share next computed after we receive your purchase order in good order. To be in good order, a purchase order must include a wire, check or other form of payment, and for new accounts, a properly completed application.
                  .Any check or wire order received which does not designate a specific ProFund(s) will result in those monies being deposited into the Money Market ProFund--Investor Class. Unless you later direct ProFunds to (1) purchase shares of another ProFund or (2) redeem shares of the Money Market ProFund and return the proceeds (including any dividends earned) to you, ProFunds will treat your inaction as approval of the purchase of the Money Market ProFund.
                  .A wire order is considered in good order only if (i) you have called ProFunds under the procedures described above and (ii) ProFunds receives and accepts your wire. ProFunds only accepts wires during the times it processes wires: between 8:00 a.m. and 3:30 p.m., Eastern time for all ProFunds except that UltraEurope ProFund does not receive and process wires from 11:00 a.m. through 2:00 p.m., Eastern time. Wires received after ProFunds' wire processing times will be processed as of the next time that


             42   Shareholder Services Guide
                  orders are processed. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.
                  .If your purchase is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on a cancelled transaction will accrue to the ProFunds. .Securities brokers and dealers have the responsibility of transmitting your orders promptly. Brokers and dealers may charge transaction fees on the purchase and/or sale of ProFunds shares.

          Exchanges

                  Shareholders can exchange shares of either class of any ProFund for shares of either class of another ProFund, including ProFunds not described in this prospectus, free of charge. ProFunds can only honor exchanges between accounts registered in the same name, and having the same address and taxpayer identification number.

                  ProFunds accepts exchange orders by phone, in writing or through the Internet, except that the ProFunds do not accept exchange orders through the Internet for the UltraEurope ProFund. You will need to specify the number of shares, or the percentage or dollar value of the shares you wish to exchange, and the ProFunds (and classes of shares) involved in the transaction.

                  By telephone: Exchange orders between ProFunds can be accepted by phone between 8:00 a.m. and 3:50 p.m. and between 4:30 p.m. and 9:00 p.m., Eastern time, with the exception that ProFunds does not accept exchange orders

                                                 Shareholder Services Guide   43
                  involving the UltraEurope ProFund between 11:00 a.m. and 2:00 p.m., Eastern time. If the primary exchange or market (generally, the CME) on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

                  By Internet: Shareholders may transact on-line exchanges of shares of the ProFunds, except exchanges of shares of the UltraEurope ProFund, at ProFunds' website (www.profunds.com). To access this service through the website, click on the "Trade/Access Account" Icon and you will be prompted to enter your Social Security Number. Follow the instructions to establish your Personal Identification Number (PIN) which will allow you to execute exchanges between ProFunds and access ProFunds account information. Internet exchange orders between the ProFunds can be accepted between 8:00 a.m. and 3:55 p.m. and between 4:30 p.m. and 9:00 p.m., Eastern time. If the primary exchange or market on which a ProFund transacts business closes early, the above cut off time will be 25 minutes prior to the close of such exchange or market.

                  Internet exchange transactions are extremely convenient, but are not free from risk. To ensure that all Internet transactions are safe, secure and as risk-free as possible, ProFunds has instituted certain safeguards and procedures for determining the identity of website users. As a result, neither ProFunds nor its transfer agent will be responsible for any loss, liability, cost or expense for following Internet instructions they reasonably believe to be genuine. If you or your intermediary make exchange requests by the Internet, you will generally bear the risk of loss.

                  The ProFunds may terminate the ability to exchange ProFund shares on its website at any time, in which case you may continue to exchange shares by phone or in writing.

                  Please keep in mind when exchanging shares:

                  .An exchange actually is a redemption (sale) of shares of one ProFund and a purchase of shares of another ProFund.

             44   Shareholder Services Guide

                  .If both ProFunds involved in the exchange have their respective net asset values calculated at the same time then both the sale and the buy will occur simultaneously.

                   For example, assume you were to exchange Money Market ProFund for UltraOTC ProFund and the order was placed before 3:50 p.m., Eastern time, on any business day. The net asset values for both ProFunds involved in the transaction are computed at the same time. Therefore, both the price of the shares sold out of Money Market ProFund and the shares purchased into UltraOTC ProFund would be determined simultaneously when the net asset values are next computed, normally 4:00 p.m., Eastern time.

                  .If the exchange involves ProFunds that calculate their net asset values at different times, you will receive the net asset value next computed for the redemption transaction. The purchase transaction will receive the price next determined after the redemption transaction is completed, with one exception as described below. The proceeds from the redemption transaction will not be invested during the intervening period and will not earn interest during that time.

                   For example, assume you were to exchange UltraBull ProFund for UltraEurope ProFund and the order was placed prior to 3:50 p.m., Eastern time, on a business day of the UltraBull ProFund. The net asset values of UltraEurope and UltraBull ProFunds are not determined at the same time. As a result, the components of the exchange would be valued at two different times. First, the sale from UltraBull ProFund would be priced using the next computed net asset value, which would be determined normally at 4:00 p.m., Eastern time, on such day. Second, the buy into UltraEurope ProFund would receive the net asset value of UltraEurope ProFund next determined after the redemption from UltraBull ProFund. That determination of the net asset value of UltraEurope ProFund would normally take place at 2:00 p.m., Eastern time, on the next business day of UltraEurope ProFund.

                  An exception to the above exchange transaction policies covers exchange requests from the Money Market ProFund to the UltraEurope ProFund, received after 4:00 p.m. on one business day and prior to 11:00 a.m. on the next business day. In such an exchange, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be

                                                 Shareholder Services Guide   45
                  responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased.
                  .Please note that during certain periods, it may take several days for exchanges to be completed due to holidays.
                  .The minimum exchange for self-directed accounts is $1,000 or, if less, the account's current value.
                  .You may exchange, on a regular basis, shares of the Money Market ProFund for shares of other ProFunds through an Automatic Exchange Plan. For more information on this option, please call ProFunds at 888-776-3637.
                  .Before executing an exchange between the Profunds described in this prospectus for shares of another ProFund, a shareholder must first review the prospectus related to the other ProFund. Such prospectus may be obtained by contacting the ProFunds by letter or telephone at the address or phone number noted on the back cover of this prospectus, or by visiting the ProFunds' website (www.profunds.com).

         Redeeming ProFund Shares

                  You can redeem all or part of your shares at the price next determined after we receive your request. ProFunds other than UltraEurope ProFund only accept redemption orders by phone between 8:00 a.m. and 3:50 p.m. and between 4:30 p.m. and 9:00 p.m., Eastern time. UltraEurope ProFund accepts telephone redemption orders only between 8:00 a.m. and 11:00 a.m. and 2:00 p.m. and 9:00 p.m., Eastern time. ProFunds may not receive or accept phone redemption orders at any other time. If the primary exchange or market on which a ProFund (other than the UltraEurope ProFund) transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

             46   Shareholder Services Guide

                  Written Redemptions

                  To redeem all or part of your shares in writing, your request needs to include the following information:
                  .the name of the ProFund(s),
                  .the account number(s),
                  .the amount of money or number of shares being redeemed, .the name(s) of the account owners, .the signature(s) of all registered account owners, and .your daytime telephone number.

                  Wire Redemptions

                  If your account is authorized for wire redemption, your proceeds will be wired directly into the bank account you have designated. The ProFunds charge a $15 service fee for a wire transfer of redemption proceeds, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds to request the appropriate form. Wire redemptions are not available for retirement accounts.

                  Signature Guarantee

                  Certain redemption requests must include a signature guarantee. Your request needs to be in writing and include a signature guarantee if any of the following situations apply:
                  .Your account registration or address has changed within the last 30 calendar days.
                  .The check is being mailed to a different address than the one on your account.
                  .The check or wire is being made payable to someone other than the account owner.
                  .The redemption proceeds are being transferred to an account with a different registration.
                  .You wish to redeem more than $100,000.
                  .You are adding or changing wire instructions on your account. .Other unusual situations as determined by ProFund's transfer agent.

                                                Shareholders Services Guide   47

                  Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or a national securities exchange.

                  Please keep in mind when redeeming shares:

                  .Redemptions from self-directed accounts must be for at least $1,000 or, if less, for the account's entire current value. The remaining balance needs to be above the applicable minimum investment.
                  .The ProFunds normally remit redemption proceeds within seven days of redemption. For redemption of shares purchased by check or Automatic Investment, ProFunds may wait up to 15 days before sending redemption proceeds to assure that its transfer agent has collected the purchase payment.
                  .ProFunds will remit payment of telephone redemptions only to the address or bank of record on the account application. You must submit, in writing, a request for payment to any other address, along with a signature guarantee from a financial service organization.
                  .To redeem shares in a retirement account, your request needs to be in writing, except for exchanges to other ProFunds, which can be requested by phone or in writing. Call the ProFunds to request a retirement distribution form. .Involuntary Redemptions: ProFunds reserves the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in the ProFunds due to redemption. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for partial redemption by an investor that would bring the account below the minimum investment will be treated as a request by the investor for a complete redemption of the account.
                  .Redemption proceeds from the UltraEurope ProFund are made within seven business days after the business date of the redemption. The business date of these redemptions may be the

             48   Shareholder Services Guide
                  business day following the day your redemption request reaches ProFunds.
                  .Money Market ProFund shares begin accruing dividends on the day ProFund's transfer agent, BISYS Fund Services, receives a purchase order and payment in the form of a Federal funds wire. Purchases by check begin earning dividends the business day following the business day the check is received. They continue to earn dividends until the business day that BISYS Fund Services has processed the redemption order.

                  Suspension of Redemptions

                  Your right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings) or trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission ("SEC"); (ii) for any period during which an emergency exists, as determined by the SEC, so that disposal of a ProFund's investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for protection of ProFunds' investors.

                  Draft Checks

                  You may elect to redeem shares of the Money Market ProFund by draft check ($500 minimum) made payable to the order of any person or institution. If you are interested in this option, you must submit a completed signature card to ProFunds. You will then be supplied with draft checks that are drawn on the Money Market ProFund's account. There is a $25 fee for stop payment requests on draft checks. This option is not available to Individual Retirement Account shareholders.

                                                 Shareholder Services Guide   49

         Automatic Investment and Redemption Plans

                  Shareholders may buy and redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100 and the minimum automatic redemption is $500. These minimums are waived for IRA shareholders 70 1/2 years of age or older.

         About Telephone Transactions

                  .It may be difficult to reach ProFunds by telephone during periods of heavy market activity or other times. If you are unable to reach us by telephone, consider sending written instructions.
                  .You may initiate numerous transactions by telephone. Please note, however, that the ProFunds and their agents will not be responsible for losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.


             50   Shareholder Services Guide

                                                                        ProFunds
                                                                      management

         Board of Trustees and Officers

                  The ProFunds' Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds' officers are responsible for day-to-day operations of the ProFunds.

         Investment Advisors

                  ProFund Advisors LLC
                  ProFund Advisors LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to all of the ProFunds except for the Money Market ProFund, providing investment advice and management services. ProFund Advisors oversees the investment and reinvestment of the assets in each Benchmark ProFund. It is entitled to receive fees equal to 0.75% of the average daily net assets of each Benchmark ProFund, except the UltraEurope ProFund and UltraJapan ProFund, for which it is entitled to receive fees equal to 0.90% of the average daily net assets of each such ProFund. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 1999 each operating Benchmark ProFund (which excludes the UltraMid-Cap, UltraSmall-Cap and UltraJapan ProFunds) paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)

  Bull ProFund                   0.69%      Bear ProFund                     0.58%
  UltraBull ProFund              0.75%      UltraBear ProFund                0.75%
  UltraOTC ProFund               0.75%      UltraShort OTC ProFund           0.75%
  UltraEurope ProFund            0.00%

                                                       ProFunds Management    51

                  The Board of Trustees has approved an investment advisory agreement between the Trust and ProFund Advisors under which ProFund Advisors would serve as investment advisor of the Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of the Money Market ProFund. This investment advisory agreement is subject to approval by Money Market ProFund shareholders at a meeting expected to be held in March, 2001.

                  Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC, formerly served as senior vice president of Padco Advisors, Inc., which advised Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

                  Louis M. Mayberg, President of ProFund Advisors LLC, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

                  William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at University of Kentucky.

                  Each Benchmark ProFund is managed by an investment team chaired by Dr. Seale.

52   ProFunds Management

                  Bankers Trust Company
                  The Money Market ProFund seeks to achieve its investment objective by investing all of its assets in a portfolio managed by Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006. Bankers Trust makes the Portfolio's investment decisions and assumes responsibility for the securities the Portfolio owns. It receives a fee equal to 0.15% of the average daily net assets of the Portfolio.

                  As of December 31, 1999, Bankers Trust had total assets of approximately $270 billion under management. Bankers Trust Company is dedicated to servicing the needs of corporations, governments, financial institutions and private clients and has invested retirement assets on behalf of the nation's largest corporations for more than 50 years. The scope of the firm's capability is broad--it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

         Other Service Providers

                  BISYS Fund Services, located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

                  ProFund Advisors also performs client support and administrative services for the ProFunds. ProFund Advisors is entitled to receive fees equal to 0.15% of average daily net assets of each Benchmark ProFund for such services. During the year ended December 31, 1999, each operating Benchmark ProFund (which excludes the UltraMid-Cap, UltraSmall-Cap and UltraJapan ProFunds) paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)

  Bull ProFund                   0.08%      Bear ProFund                     0.02%
  UltraBull ProFund              0.15%      UltraBear ProFund                0.15%
  UltraOTC ProFund               0.15%      UltraShort OTC ProFund           0.15%
  UltraEurope ProFund            0.00%

                                                       ProFunds Management    53

                  During the year ended December 31, 1999, ProFund Advisors received fees equal to 0.35% of average daily net assets from the Money Market ProFund for client support and administrative services, and for feeder fund management, administration and reporting with respect to the Money Market ProFund's relationship to the Portfolio.

                  If Investor and Service Class shareholders of the Money Market ProFund approve the Amended and Restated Investment Advisory Agreement between ProFund Advisors and ProFunds, effective May 1, 2001, the fee charged by ProFund Advisors for client support and administrative services under the Management Services Agreement, shall be reduced from 0.35% to 0.15% of the average daily net assets of the Money Market ProFund.

         Other Information

                  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R),""500(R)", and "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000(R) Index" is a trademark of the FrankRussell Company. "NASDAQ 100 Index" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). The ProFunds are not sponsored, endorsed, sold or promoted by Standard & Poor's or NASDAQ or the Frank Russell Company and neither Standard & Poor's nor NASDAQ nor the Frank Russell Company makes any representation regarding the advisability of investing in ProFunds.

                  If a ProFund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

                  (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P).

54   ProFunds Management

                                                                       Financial
                                                                      highlights

                  The following tables provide a picture of the performance of each share class of the ProFunds for each year ended December 31 since inception. No information is presented for the UltraMid-Cap ProFund, UltraSmall-Cap ProFund and UltraJapan ProFund as these ProFunds were not in existence as of December 31, 1999. The total return information selected represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds appears in the ProFunds' annual report for the fiscal year ended December 31, 1999. The annual report is available free of charge by phoning 888-776-3637.

                                                       ProFunds Management    55

Bull ProFund


Financial Highlights
For a share of beneficial interest outstanding

---------------------------------------------------------------------------------------------------------------------------------
                                                    Investor Class                                Service Class

                                           For the      For the      For the period      For the      For the      For the period
                                           year         year         from Dec. 2,        year         year         from Dec. 2,
                                           Ended        Ended        1997(a)             Ended        Ended        1997(a)
                                           Dec. 31,     Dec. 31,     to Dec. 31,         Dec. 31,     Dec. 31,     to Dec. 31,
                                           1999         1998         1997                1999         1998         1997
                                           ----------------------------------------      ----------------------------------------
Net asset value,                           $62.48       $49.45       $50.00              $62.12       $49.45       $50.00
                                           ------       ------       ------              ------       ------       ------
beginning of period
Net investment income                        0.34         1.63/(d)/    0.10                0.11         1.08/(d)/      --
Net realized and unrealized
gain/(loss) on investment
transactions and futures contracts          10.41        11.49        (0.65)               9.79        11.64        (0.55)
                                           ------        -----       ------              ------       ------       ------
Total income/(loss) from
investment operations                       10.75        13.12        (0.55)               9.90        12.72        (0.55)
Distribution to Shareholders from:

Net investment income                       (0.02)       (0.04)          --                  --           --/(e)/      --
Net realized gains on
investment transactions
and futures contracts                       (0.01)       (0.05)          --               (0.01)       (0.05)          --
                                           ------        -----       ------              ------       ------       ------
Total distributions                         (0.03)       (0.09)          --               (0.01)       (0.05)          --
Net asset value, end of period             $73.20       $62.48       $49.45              $72.01       $62.12       $49.45
                                           ======       ======       ======              ======       ======       ======
Total Return                                17.18%       26.57%       (1.10)%/(b)/        15.97%       25.68%       (1.10)%/(b)/
Ratios/Supplemental Data:

Net assets, end of period            $116,208,049   $7,543,922      $46,281         $30,879,600     $589,547          $10
Ratio of expenses to
average net assets                           1.40%        1.63%        1.33%/(c)/          2.35%        2.67%        1.33%/(c)/
Ratio of net investment
income to average
net assets                                   1.96%        2.84%        2.97%/(c)/          0.70%        1.89%        0.00%/(c)/
Ratio of expenses to average net
assets (before reimbursements)*              1.53%        2.40%      423.48%/(c)/          2.48%        3.30%      424.48%/(c)/
Portfolio Turnover/(f)/                      1288%          --           --                1288%          --           --

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ Distribution per share was less than $0.005
/(f)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

56    Financial Highlights

UltraBull ProFund

Financial Highlights
For a share of beneficial interest outstanding

------------------------------------------------------------------------------------------------------------------------------------
                                                    Investor Class                                 Service Class

                                      For the      For the      For the period          For the      For the      For the period
                                       year         year         from Nov. 28,           year         year         from Nov. 28,
                                      ended        ended            1997/(a)/           ended        ended            1997/(a)/
                                     Dec. 31,      Dec. 31,      to Dec. 31,            Dec. 31,     Dec. 31,      to Dec. 31,
                                       1999          1998            1997                1999          1998            1997
                                   -------------------------------------------      --------------------------------------------
Net asset value,
beginning of period*              $      18.36   $      12.86     $      12.50       $      18.19   $     12.86     $    12.50
                                  ------------   ------------     ------------       ------------   -----------     ----------
Net investment income                     0.35           0.39/(d)/        0.01               0.08          0.24/(d)/      0.01
Net realized and unrealized
gain on investment transactions
and futures contracts                     5.08           5.13             0.35               5.09          5.10           0.35
                                  ------------   ------------     ------------       ------------   -----------     ----------
Total income from
investment operations                     5.43           5.52             0.36               5.17          5.34           0.36

Distribution to Shareholders from:
Net investment income                    (0.03)         (0.01)              --                 --            --/(e)/        --
Net realized gains on investment
transactions and futures contracts          --          (0.01)              --                 --         (0.01)            --
In excess of net realized gains on
investments and futures contracts        (0.09)            --               --              (0.09)           --             --
                                  ------------   ------------     ------------       ------------   -----------     ----------
Total distributions                      (0.12)         (0.02)              --              (0.09)        (0.01)            --

Net asset value, end of period    $      23.67   $      18.36     $      12.86       $      23.27   $     18.19     $    12.86
                                  ============   ============     ============       ============   ===========     ==========

Total Return                             29.56%         42.95%            2.90%/(b)/        28.42%        41.48%          2.90%/(b)/

Ratios/Supplemental Data:
Net assets at end of period       $155,987,050   $ 90,854,397     $  6,043,740       $ 70,219,680   $10,991,484     $2,394,297
Ratio of expenses to
average net assets                        1.34%          1.50%            1.33%/(c)/         2.34%         2.39%          1.33%
Ratio of net investment
income to average
net assets                                1.99%          2.43%            2.26%/(c)/         0.79%         1.53%          1.69%/(c)/
Ratio of expenses to average net
assets (before reimbursements)**          1.36%          1.70%           12.69%/(c)/         2.36%         2.84%         13.69%/(c)/
Portfolio Turnover(f)                      764%            --               --                764%           --             --


*    Adjusted for 4:1 stock split that occurred on July 16, 1999.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a)  Commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Per share net investment income has been calculated using the daily average shares method.
(e)  Distribution per share was less than $0.005
(f) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                                                         Financial Highlights 57

UltraOTC ProFund

Financial Highlights
For a share of beneficial interest outstanding

------------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Class                            Service Class

                                               For the      For the     For the period     For the      For the     For the period
                                               year         year        from Dec. 2,       year         year        from Dec. 2,
                                               ended        ended       1997/(a)/          ended        ended       1997/(a)/
                                               Dec. 31,     Dec. 31,    to Dec. 31,        Dec. 31,     Dec. 31,    to Dec. 31,
                                               1999         1998        1997               1999         1998        1997
                                              ----------------------------------------     -----------------------------------------
  Net asset value,                            $ 29.82       $ 10.45      $ 12.50            $ 29.68       $ 10.45     $ 12.50
                                              -------       -------      -------           --------       -------     -------
  beginning of period*
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                         (0.16)         0.20/(d)/    0.08              (0.64)         0.10/(d)/     --
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized                   69.68         19.17        (2.13)             68.82         19.13       (2.05)
                                              -------       -------      -------           --------       -------     -------
  gain/(loss) on investment
  transactions and futures contracts
------------------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from                      69.52         19.37        (2.05)             68.18         19.23       (2.05)
  investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Distribution to Shareholders from:
  Net investment income                            --/(e)/       --/(e)/      --                 --            --/(e)/     --
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investments             (0.46)           --           --              (0.46)           --          --
                                              -------       -------      -------           --------       -------     -------
  and futures contracts
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                           (0.46)           --           --              (0.46)           --          --
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period              $ 98.88       $ 29.82      $ 10.45            $ 97.40       $ 29.68     $ 10.45
                                              =======       =======      =======           ========       =======     =======
------------------------------------------------------------------------------------------------------------------------------------
  Total return                                 233.25%       185.34%      (16.40)%/(b)/      229.73%       183.98%     (16.40)%/(b)/
------------------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Net assets, end of period            $1,216,220,142  $239,017,203     $256,184       $134,837,724   $32,391,937    $663,984
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to                           1.31%         1.47%        1.07%/(c)/         2.30%         2.38%       1.75%/(c)/
  average net assets
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment                       (0.50)%        1.05%        2.73%/(c)/        (1.49)%        0.07%      (0.06)%/(c)/
  income to average
  net assets
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net               1.33%         1.67%       21.74%/(c)/         2.32%         2.61%      23.42%/(c)/
  assets (before reimbursements)**
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover/(f)/                         670%          156%          --                670%          156%         --
------------------------------------------------------------------------------------------------------------------------------------

 *    Adjusted for 4:1 stock split that occurred on July 16, 1999.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ Distribution per share was less than $0.005
/(f)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

58  Financial Highlights

UltraEurope ProFund

Financial Highlights
For a share of beneficial interest outstanding
--------------------------------------------------------------------------------

                                                                            Investor Class   Service Class
                                                                            For the period   For the period
                                                                            from March 15,   from March 15,
                                                                            1999(a)          1999(a)
                                                                            through Dec. 31, through Dec. 31,
                                                                            1999             1999
                                                                            --------------------------------
  Net asset value, beginning of period                                      $    30.00       $     30.00
                                                                            ----------       -----------
  Net investment income                                                           0.19              0.03
  Net realized and unrealized gain/(loss) on investment
  transactions and futures contracts                                             10.80             10.69
                                                                            ----------       -----------
  Total income/(loss) from investment operations                                 10.99             10.72
  Distribution to Shareholders from:
  Net investment income                                                             --                --
  Total distributions                                                               --                --
  Net asset value, end of period                                                 40.99       $     40.72
                                                                            ==========       ===========
  Total Return                                                                   36.63%/(b)/       35.73%/(b)/
  Ratios/Supplemental Data:
  Net assets, end of period                                                 $5,560,299       $18,960,052
  Ratio of expenses to average net assets                                         1.53%/(c)/        2.50%/(c)/
  Ratio of net investment income to average net assets                            1.79%/(c)/        0.46%/(c)/
  Ratio of expenses to average net assets (before reimbursements)*                2.53%/(c)/        3.58%/(c)/
  Portfolio Turnover(d)                                                            514%              514%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                                                        Financial Highlights  59

Bear ProFund


Financial Highlights
For a share of beneficial interest outstanding

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Investor Class                                       Service Class

                                     For the          For the         For the period     For the       For the       For the period
                                     year             year            from Dec. 31,      year          year from     Dec. 31,
                                     ended            ended           1997/(a)/          ended         ended         1997/(a)/
                                     Dec. 31,         Dec. 31,        to Dec. 31,        Dec. 31,      Dec. 31,      to Dec. 31,
                                     1999             1998            1997               1999          1998          1997
                                     -----------------------------------------------     ------------------------------------------
  Net asset value,
  beginning of period            $    39.88       $    50.00      $    50.00         $    39.76      $  50.00        $50.00
                                 ----------       ----------      ----------         ----------      --------        ------

  Net investment income                1.10/(d)/        1.47/(d)/         --               0.63/(d)/     0.87/(d)/       --

  Net realized and unrealized
  (loss) on investment
  transactions and futures
  contracts                           (5.97)          (11.22)             --               5.92)       (10.88)           --
                                 ----------       ----------      ----------         ----------      --------        ------

  Total (loss) from
  investment operations               (4.87)           (9.75)             --              (5.29)       (10.01)           --

  Distribution to Shareholders
  from:
  Net investment income               (4.83)           (0.37)             --              (4.61)        (0.23)           --

  Net realized gains on
  investment transactions
  and futures contracts                  --               --/(e)/         --                 --            --/(e)/       --
                                 ----------       ----------      ----------         ----------      --------        ------

  Total distributions                 (4.83)           (0.37)             --              (4.61)        (0.23)           --

  Net asset value,
  end of period                  $    30.18       $    39.88      $    50.00         $    29.86      $  39.76        $50.00
                                 ==========       ==========      ==========         ==========      ========        ======

  Total return                       (12.32)%         (19.46)%          0.00%/(b)/       (13.32)%      (20.04)%        0.00%/(b)/

  Ratios/Supplemental Data:

  Net assets, end of period      $2,330,573       $4,166,787      $2,516,412         $1,095,326      $379,670        $   10

  Ratio of expenses to
  average net assets                   1.40%            1.54%           0.00%/(c)/         2.23%         2.49%         0.00%/(c)/

  Ratio of net investment
  income to average
  net assets                           2.86%            3.12%           0.00%/(c)/         1.69%         1.90%         0.00%/(c)/

  Ratio of expenses to average
  net assets (before
  reimbursements)/*/                   1.68%            3.26%         325.97%/(c)/         2.91%         4.09%       326.97%/(c)/

  Portfolio Turnover/(f)/              1215%              --              --               1215%           --            --




* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ Distribution per share was less than $0.005
/(f)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

60 Financial Highlights

UltraBear ProFund

Financial Highlights

For a share of beneficial interest outstanding

------------------------------------------------------------------------------------------------------------------------------------
                                                    Investor Class                                  Service Class
                                          For the      For the        For the period    For the       For the         For the period
                                          year         year           from Dec. 23,     year          year            from Dec. 23,
                                          ended        ended          1997/(a)/         ended         ended           1997/(a)/
                                          Dec. 31,     Dec. 31,       to Dec. 31,       Dec. 31,      Dec. 31,        to Dec. 31,
                                          1999         1998           1997              1999          1998            1997
                                          ------------------------------------------    --------------------------------------------
Net asset value, beginning of period   $     31.88   $     51.80      $    50.00        $    31.83   $    51.75       $50.00
                                       -----------   -----------      ----------        ----------   ----------       ------
Net investment income                         0.84          1.16/(d)/   6,082.50/(e)/         0.54         0.75/(d)/      --
Net realized and unrealized
gain/(loss) on investment
transactions and futures contracts          (10.55)       (21.04)      (6,080.70)/(e)/      (10.45)      (20.67)        1.75
                                       -----------   -----------      ----------        ----------   ----------       ------
Total income/(loss) from
investment operations                        (9.71)       (19.88)           1.80             (9.91)      (19.92)        1.75

Distribution to Shareholders from:
Net investment income                        (0.86)        (0.04)             --             (0.41)          --           --
                                       -----------   -----------      ----------        ----------   ----------       ------
Total distributions                          (0.86)        (0.04)             --             (0.41)          --           --
Net asset value, end of period         $     21.31   $     31.88      $    51.80        $    21.51   $    31.83       $51.75
                                       ===========   ===========      ==========        ==========   ==========       ======
Total Return                                (30.54)%      (38.34)%          3.60%/(b)/      (31.20)%     (38.45)%       3.50%/(b)/

Ratios/Supplemental Data:
Net assets, end of period              $32,534,046   $27,939,876      $       21        $4,289,259   $3,012,328       $   10
Ratio of expenses to
average net assets                            1.41%         1.57%           1.33%/(c)/        2.41%        2.45%        1.33%/(c)/
Ratio of net investment
income to average
net assets                                    2.20%         2.73%           2.97%/(c)/        1.21%        1.74%        0.00%/(c)/
Ratio of expenses to average net
assets (before reimbursements)*               1.43%         1.78%          32.39%/(c)/        2.42%        2.74%       33.39%/(c)/
Portfolio Turnover/(f)/                       1137%           --              --              1137%          --           --


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/  Commencement of operations.
/(b)/  Not annualized.
/(c)/  Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ The amount shown for a share outstanding throughout the period does not accord with the earned income or the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
/(f)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


                                                      Financial Highlights    61

UltraShort OTC ProFund


Financial Highlights
For a share of beneficial interest outstanding
-------------------------------------------------------------------------------



                                                           Investor Class                              Service Class
                                                                      For the period                          For the period
                                                    For the           from June 2, 1998/(a)/   For the        from June 2, 1998/(a)/
                                                    year ended        through                  year ended     through
                                                    Dec. 31, 1999     Dec. 31, 1998            Dec. 31, 1999  Dec.31, 1998
                                                    -------------     -------------            -------------  ------------
  Net asset value,                                  $243.60           $750.00                  $243.60        $750.00
  beginning of period*                              -------           -------                  -------        -------

  Net investment income                                1.82              3.90/(d)/                1.11           1.50/(d)/

  Net realized and unrealized                       (197.61)          (510.30)                 (197.45)       (507.90)
  (loss) on investment transactions                 -------           -------                  -------        -------
  and futures contracts

  Total (loss) from                                 (195.79)          (506.40)                 (196.34)       (506.40)
  investment operations

  Distribution to Shareholders from:

  Net investment income                               (1.83)               --/(e)/               (0.89)            --
                                                    -------           -------                  -------        -------
  Total distributions                                 (1.83)               --/(e)/               (0.89)            --

  Net asset value, end of period                    $ 45.98           $243.60                   $46.37        $243.60
                                                    =======           =======                   ======        =======

  Total Return                                       (80.36)%          (67.48)%/(b)/            (80.62)%       (67.50)%/(b)/

  Ratios/Supplemental Data:

  Net assets, end of period                     $38,254,638       $19,465,372               $1,009,722       $855,392

  Ratio of expenses to                                 1.44%             1.83%/(c)/               2.45%          2.92%/(c)/
  average net assets

  Ratio of net investment                              2.18%             1.55%/(c)/               1.21%          0.54%/(c)/
  income to average
  net assets

  Ratio of expenses to average net                     1.45%             1.98%/(c)/               2.46%          3.06%/(c)/
  assets (before reimbursements)**

  Portfolio Turnover/(f)/                              1185%               --                     1185%            --

 *     Adjusted for 15:1 reverse stock split that occurred on February 11, 2000.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/  Commencement of operations.
/(b)/  Not annualized.
/(c)/  Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/  Distribution per share was less than $0.005
/(f)/ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



62   Financial Highlights

Money Market ProFund

Financial Highlights

For a share of beneficial interest outstanding
--------------------------------------------------------------------------------

                                                        Investor Class                    Service Class
                                      For the           For the        For the period     For the          For the
                                      year              year           from Nov. 17,      year             year
                                      ended             ended          1997/(a)/          ended            ended
                                      Dec. 31,          Dec. 31,       to Dec. 31,        Dec. 31,         Dec. 31,
                                      1999              1998           1997               1999             1998
                                      -----------------------------------------------     ------------------------------
Net asset value,                  $       1.00       $      1.00       $   1.00           $       1.00       $      1.00
                                  ------------       -----------       --------           ------------       -----------
beginning of period
Net investment income                    0.044             0.047/(d)/     0.006                  0.034             0.037/(d)/
                                  ------------       -----------       --------           ------------       -----------
Total income from                        0.044             0.047          0.006                  0.034             0.037
investment operations
Distribution to Shareholders from:
Net investment income                   (0.044)           (0.047)        (0.006)                (0.034)           (0.037)
                                  ------------       -----------       --------           ------------       -----------
Total distributions                     (0.044)           (0.047)        (0.006)                (0.034)           (0.037)
Net asset value, end of period    $       1.00       $      1.00       $   1.00           $       1.00       $      1.00
                                  ============       ===========       ========           ============       ===========
Total Return                              4.48%             4.84%          0.61%/(b)/             3.44%             3.81%
Ratios/Supplemental Data:
Net assets, end of period         $198,555,252       $62,026,228       $286,962           $107,944,066       $15,406,187
Ratio of expenses to                      0.83%/(e)/        0.85%/(e)/     0.83%/(c),(e)/         1.83%/(e)/        1.87%/(e)/
average net assets
Ratio of net investment                   4.46%             4.81%          4.92%/(c)/             3.45%             3.43%
income to average
net assets
Ratio of expenses to average net          0.83%/(e)/        1.18%/(e)/     9.52%/(c),(e)/         1.83%/(e)/        2.18%/(e)/
assets (before reimbursements)*

-----------------------------------------------------
                                        For the period
                                        from Nov. 17,
                                        1997/(a)/
                                        to Dec. 31,
                                        1997
                                        --------------
Net asset value,                        $ 1.00
beginning of period
Net investment income                       --
                                        ------
Total income from                           --
investment operations
Distribution to Shareholders from:
Net investment income                       --
                                        ------
Total distributions                         --
Net asset value, end of period          $ 1.00
                                        ======
Total Return                              0.21%/(b)/
Ratios/Supplemental Data:
Net assets, end of period               $2,510
Ratio of expenses to                      1.83%/(c),(e)/
average net assets
Ratio of net investment                   2.53%/(c)/
income to average
net assets
Ratio of expenses to average net         10.52%/(c),(e)/
assets (before reimbursements)*


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
/(a)/ Commencement of operations.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ Per share net investment income has been calculated using the daily average shares method.
/(e)/ The Money Market ProFund expense ratio includes the expense allocation of the Portfolio.

                                                         Financial Highlights 63

                     [This page intentionally left blank]

     Additional Information about ProFunds' investments is available in ProFunds' annual and semi-annual reports to shareholders. In ProFunds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the last fiscal year.

     You can find more detailed information about ProFunds in its current Statement of Additional Information, dated May 1, 2000 as supplemented February 1, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds, write us at:

     ProFunds
     P.O. Box 182800
     Columbus, OH 43218-2800
     or call our toll-free numbers:

     (888) PRO-FNDS (888) 776-3637 For Investors
     (888) PRO-5717 (888) 776-5717 Financial Professionals Only or visit our website www.profunds.com

     You can find other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (800) SEC-0330.

     ProFunds Executive Offices
     Bethesda, MD

[LOGO OF PROFUNDS (TM)]
Innovations in Indexing

811-08239
PROBK